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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported) July 10, 2000

                        INTERNET MULTI-MEDIA CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                          0-29292               97-0431096
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)



         2533 NORTH CARSON STREET, SUITE 3358, CARSON CITY, NEVADA 89706
                    (Address of principal executive offices)


Registrant's telephone number, including area code    (702) 841-4779


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         The registrant entered into a Letter of Intent to merge with American Holding Corporation d.b.a. AmEurotech Corporation ("AmEurotech") on July 10, 2000. The Letter of Intent is included as Exhibit (99)(b) to this Form 8-K.

         Additional details will be included in an amended Form 8-K when available.



ITEM 5. OTHER EVENTS.

        On July 10, 2000 the registrant issued a press release announcing that registrant has engaged the services of 21st Equity Partners, LLC, a firm specializing in corporate communications, mergers and acquisitions, and investor relations. The press release is included as Exhibit (99)(a) to this Form 8-K.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS



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EXHIBITS:

         The following exhibits are filed with this Form 8-K:



EXHIBIT NUMBER                       DESCRIPTION OF EXHIBIT
--------------                       ----------------------
99(a)                       Press release of registrant dated July 10, 2000

99(b) Letter of Intent dated July 10, 2000 between registrant and AmEurotech.







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTERNET MULTI-MEDIA CORPORATION

Date  7/12/00                         By:   /s/ Reno J. Calabrigo
    --------------------                 --------------------------------------
                                         RENO J. CALABRIGO, PRESIDENT
                                         AND DIRECTOR